----------------------------
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                                                    hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04963
                                   -----------------------------------

                                The Berwyn Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    1189 Lancaster Avenue          Berwyn, Pennsylvania              19312
--------------------------------------------------------------------------------
           (Address of principal executive offices)                (Zip code)

                                  Kevin M. Ryan

 The Killen Group, Inc.    1189 Lancaster Avenue    Berwyn, Pennsylvania 19312
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222
                                                     ----------------------

Date of fiscal year end:        December 31, 2005
                          ---------------------------------------

Date of reporting period:       December 31, 2005
                          ---------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.



--------------------------------------------------------------------------------

                                THE BERWYN FUNDS       [GRAPHIC OMITTED]


                               BERWYN FUND SERIES
                           BERWYN INCOME FUND SERIES
                         BERWYN CORNERSTONE FUND SERIES





Shareholder Services                                                     no load
Ultimus Fund Solutions, LLC                                         mutual funds
P.O. Box 46707
Cincinnati, OH 45246-0707
1-800-992-6757

--------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               DECEMBER 31, 2005

THE BERWYN FUNDS
TABLE OF CONTENTS
================================================================================

                                                                           PAGE
                                                                          ------

Letter from the President ...............................................   3-4
Berwyn Fund Portfolio Manager's Letter ..................................   5-7
  Growth of a $10,000 Investment ........................................     8
Berwyn Income Fund Portfolio Manager's Letter ...........................  9-11
  Growth of a $10,000 Investment ........................................    12
Berwyn Cornerstone Fund Portfolio Manager's Letter ...................... 13-15
  Growth of a $10,000 Investment ........................................    16
Statements of Assets and Liabilities ....................................    17
Statements of Operations ................................................    18
Statements of Changes In Net Assets .....................................    19
Financial Highlights - Berwyn Fund ......................................    20
Financial Highlights - Berwyn Income Fund ...............................    21
Financial Highlights - Berwyn Cornerstone Fund ..........................    22
Schedule of Investments - Berwyn Fund ................................... 23-25
Schedule of Investments - Berwyn Income Fund ............................ 26-31
Schedule of Investments - Berwyn Cornerstone Fund ....................... 32-33
Notes to Financial Statements ........................................... 34-38
Report of Independent Registered Public Accounting Firm .................    39
About Your Funds' Expenses and Federal Tax Information .................. 40-41
Board of Trustees and Executive Officers ................................    42
Other Information .......................................................    43

THE BERWYN FUNDS
================================================================================

                               2005 ANNUAL REPORT
                                THE BERWYN FUNDS
                           LETTER FROM THE PRESIDENT

January 23, 2006

Dear Shareholder:

The Berwyn Funds recorded another year of positive returns in 2005. The Berwyn Fund, our small-cap fund, rose 12.18 percent on a total return basis as it benefited from its heavy exposure to the energy sector. The Berwyn Income Fund, which established a conservative investment posture early in the year, rose 1.96 percent on a total return basis in the face of a declining bond market. Finally, the Berwyn Cornerstone Fund provided a total return of 5.40 percent for the year.

Although most indices experienced positive returns for the year, the activity in the financial markets was far from homogeneous. In general, small-cap stocks did better than large-cap stocks. Oil and gas stocks did very well as commodity prices rose dramatically and utility stocks also experienced a spectacular run-up in value. Housing related stocks were also a market leader throughout most of the 12-month period. On the other hand, high quality bond prices declined slightly and the Dow Jones Industrial Average registered a minor loss before including the effect of dividends.

At The Berwyn Funds we were pleased with last year's performance. Certainly, with skyrocketing energy prices, a war of increasing complexity in Iraq, economic and human dislocations caused by several hurricanes, a worrisome trade imbalance and a rapidly rising federal budget deficit, there was considerable potential for disappointment. That our financial markets could acquit themselves as well as they have in the face of these problems is impressive. Our investment posture was restrained throughout the year as a consequence of these uncertainties. We maintained significant cash levels, shortened the maturities of our bonds and attempted to select equity investments that had minimal downside risk and could possibly appreciate independently of broad market forces.

As we enter 2006, our investment posture remains cautious. First of all, the problems cited above continue and, secondly, there are changes occurring within the marketplace that suggest the broad rally that began in March, 2003, is becoming exhausted. One market sector leader in this rally, housing, seriously faltered late in 2005. Energy stocks, another market leader, have also begun to struggle. Fewer new highs and a reduced ratio of weekly advances to declines are additional evidence that the broad rally is maturing and increased circumspection is required. The bond market can only be described as enigmatic.

Although we are cautious in the near term, our longer-term viewpoint is bullish. Valuations, meaning price-to-earnings ratios, are much improved from their lofty levels of five years ago. Many corporations are sitting on cash hoards that can be used for internal expansion, acquisitions or stock buybacks.

During 2005, The Killen Group, Inc., advisor to The Berwyn Funds, has added to and strengthened its research team - a group of individuals I would describe as passionate in their pursuit of excellence.

Thank you for your support.

Very truly yours,

/s/ Robert E. Killen

Robert E. Killen
President

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THE FUNDS' PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS AND SHOULD BE READ BEFORE INVESTING. THE FUNDS' PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUNDS' WEB SITE (WWW.THEBERWYNFUNDS.COM) OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS
================================================================================

                               2005 ANNUAL REPORT
                                  BERWYN FUND
                          A SERIES OF THE BERWYN FUNDS

January 23, 2006

Dear Berwyn Fund Shareholder:

Berwyn Fund's ("BF") net asset value per share advanced from $28.96 to $29.67 for the year 2005. In addition, BF paid a year-end dividend of $2.85, comprised mostly of long-term capital gains, which boosted the annual total return to
12.18 percent. The lower taxed long-term capital gains distribution reflects your management's fundamental, value oriented investment style. Last year's return met management's expectations and was the third consecutive double digit percentage annual increase for the Fund.

BF also performed well on a relative basis. For example, amongst the widely followed indices, the Dow Jones Industrial Average, S&P 500 and NASDAQ Composite Index experienced total return gains of 1.72 percent, 4.91 percent and 2.13 percent, respectively, during 2005. Smaller capitalization stocks also experienced limited appreciation as reflected by the Russell 2000 Index, BF's reference index, which rose 4.55 percent.

Although the financial markets were faced with a number of significant problems, as listed in the President's Letter, a healthy economy, buoyed by low interest rates, enabled many companies to improve earnings over the prior year. Energy and other materials price increases, however, made cost containment a priority for most corporate financial managers. Nevertheless, after an extended bull market rally that began in the late 2002 to early 2003 time frame, most stocks appear to have reached levels of fair valuation. As we enter 2006 it would appear that a high value should be placed upon individual stock picking.

--------------------------------------------------------------------------------
                                  BERWYN FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                         DECEMBER 31, 2005 (UNAUDITED)

                                              Consumer  Discretionary - 12.2%
                                              Consumer Staples - 2.5%
                                              Energy - 6.4%
                                              Financials - 9.8%
            [GRAPHIC OMITTED]                 Health Care - 9.7%
                                              Industrials - 17.8%
                                              Information Technology - 16.6%
                                              Materials -  3.7%
                                              Utilities - 2.4%
                                              iShares - 1.4%
                                              Government  Debt - 9.2%
                                              Short-Term Investments - 8.3%

--------------------------------------------------------------------------------

As was the case in 2004, BF's performance last year was due in large part to our energy related stocks. Southwestern Energy Co., an explorer and producer of natural gas, rose 183 percent, Frontier Oil, a refiner of crude oil, rose 163 percent and Callon Petroleum, an explorer and producer of crude oil and natural gas, rose 22 percent. Technology stocks were also a major contributor throughout the year. Neoware Systems, a "thin client" computer designer and manufacturer, rose 150 percent, COHU Inc., a manufacturer of semiconductor test equipment, rose 47 percent, United Online, Inc., an internet service provider, rose 46 percent and Epiq Systems, Inc., a software developer for trustees overseeing corporate and personal bankruptcies, rose 21 percent. Other major contributors included Quidel, a manufacturer of diagnostic test devices, Drew Industries, a supplier to the recreational vehicle and manufactured housing markets, SkyWest Airlines and Hardinge, a machine tool manufacturer.

The Fund's performance was held back by a number of companies negatively affected by hurricanes, changing industry conditions and increased commodity expenses. The worst of this group was Italian American Pasta whose product line was impacted by the Atkins diet craze, resulting in reduced sales and earnings and eventually a confrontation between the board of directors and management. Italian American Pasta experienced a 44 percent decline while in BF's portfolio.

BF's research team has been working hard to uncover new investment ideas and added four new stocks to the portfolio in the fourth quarter of 2005. Nevertheless, at year-end we continued to carry an above average cash position of 17 percent of net assets. Our plan is to invest this capital when market conditions present us with opportunities believed to be compelling. Our goal is to have a portfolio of 40 to 50 stocks that represent the major industry groups in the Russell 2000 Index. However, we do not feel obligated to invest in an industry sector that we consider fundamentally unattractive.

Money managers are always torn between trying to build an outstanding long-term performance record and controlling the amount of money they manage. The history of the mutual fund industry is replete with examples of funds that accepted excessive amounts of money during periods of good performance and then found that they were unable to manage the money effectively afterwards. Small-cap managers must be particularly sensitive to the amount of money they manage, since the total capitalization of all small-cap stocks is miniscule compared to the total capitalization of larger capitalization stocks. The ability to find enough attractive investment candidates becomes increasingly difficult as the fund grows in asset value. Due to the capital inflows that BF had been receiving in the second half of 2005, at the recommendation of management, your Board of Trustees voted that the Fund would be closed to new investors after January 6, 2006.

At year end, BF held 41 common stocks in the portfolio as compared to 38 last year. Net assets were $186 million compared to $115 million at the end of 2004. The increase results from internally generated gains as well as the significant share purchases described above. The industry sectors in which these assets are invested is shown in the accompanying pie chart. At year end, the weighted average market capitalization of stocks in the portfolio was $839 million as compared to $747 million last year. Southwestern Energy had the largest market capitalization, $5.9 billion, and Patrick Industries the lowest, $51 million. New investment candidates must have a market capitalization of at least $125 million.

The graph shown on page 8 illustrates the performance of BF and its reference index, the Russell 2000, over the past 10 years. BF underperformed the Russell 2000 Index during the latter part of the 1990's when high technology and Internet stocks drew capital from the rest of the marketplace. Since 1999, BF's relative performance improved and its ten-year record eclipses that of the Russell 2000.

Your management team is appreciative of your support and remains committed to delivering superior results to our shareholders.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.


--------------------------------------------------------------------------------
    LONG TERM FUND PERFORMANCE AS OF 12/31/05 (AVERAGE ANNUAL TOTAL RETURNS)

                             One Year     Five Years     Ten Years
                             --------     ----------     ---------
    Berwyn Fund               12.18%        19.94%         10.94%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN FUND SERIES ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND
COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN BERWYN FUND AND RUSSELL 2000 INDEX


                               [GRAPHIC OMITTED]


Past performance is not predictive of future performance.


                      BERWYN FUND           RUSSELL 2000 INDEX
                      -----------           ------------------

                              Ending                    Ending
                   Date       Balance        Date       Balance
                ---------------------     ---------------------
                12/31/1995  $  10,000     12/31/1995   $  10,000
                12/31/1996     11,429     12/31/1996      11,649
                12/31/1997     14,407     12/31/1997      14,255
                12/31/1998     11,684     12/31/1998      13,892
                12/31/1999     11,147     12/31/1999      16,845
                12/31/2000     11,381     12/31/2000      16,336
                12/31/2001     14,674     12/31/2001      16,742
                12/31/2002     13,664     12/31/2002      13,313
                12/31/2003     20,498     12/31/2003      19,603
                12/31/2004     25,177     12/31/2004      23,196
                12/31/2005     28,244     12/31/2005      24,253

THE BERWYN FUNDS
================================================================================

                               2005 ANNUAL REPORT
                               BERWYN INCOME FUND
                          A SERIES OF THE BERWYN FUNDS

January 23, 2006

Dear Berwyn Income Fund Shareholder:

Total return to  shareholders  of the Berwyn Income Fund ("BIF") during 2005 was
1.96 percent. Net asset value per share decreased from $12.13 on December 31, 2004 to $11.85 on December 31, 2005. Quarterly dividends totaling $0.51 were distributed from net investment income, compared to 2004's dividends of $0.53.

A strong economy, coupled with rising energy and commodity prices, placed the Federal Reserve Board ("FRB") in a defensive position last year. Consequently, the FRB implemented a policy of measured interest rate increases, which put pressure on the bond market throughout most of the year. Accordingly, BIF's portfolio was positioned defensively during the last nine months of 2005 by increasing the quality and shortening the duration of the bond portfolio. In our opinion, at this time the portfolio is well situated to take advantage of buying opportunities in corporate bonds and dividend-paying common stocks in the coming year.

--------------------------------------------------------------------------------

                               BERWYN INCOME FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                         DECEMBER 31, 2005 (UNAUDITED)


                                              Corporate Bonds - 60.3%
                                              Common Stocks - 24.3%
                                              Preferred Stocks - 1.6%
            [GRAPHIC OMITTED]                 Convertible Bonds - 1.6%
                                              Mutual Funds - 2.9%
                                              Government Debt - 7.3%
                                              Short-term Instruments - 2.0%

--------------------------------------------------------------------------------

In keeping with the Fund's objective to generate income while preserving capital, nearly three-quarters of BIF's portfolio was invested in fixed income securities at year end, the majority in corporate bonds. The overall sector breakdown as a percent of the total portfolio at year end is as follows: 60.34 percent corporate bonds, 24.30 percent dividend-paying common stocks, 7.25 percent Treasury notes, 2.88 percent mutual funds, 2.00 percent short-term investments, 1.64 percent preferred stocks and 1.59 percent convertible bonds.

Most bond indices achieved small, positive total returns, finishing the year within a very narrow range. Our two reference bond indices, the Citigroup Broad Investment Grade Bond Index (BIG) and the Citigroup High Yield Composite Index
(HYC) produced total returns of 2.57 percent and 2.09 percent, respectively, slightly more than BIF. The Lipper Income Fund Index, our only reference index with an equity component, recorded a total return of 3.39 percent. BIF's under-performance relative to BIG and HYC was primarily due to the conservative positioning of its portfolio, both with respect to interest-rate changes and credit spreads.

Our strategy to invest in corporate bonds with attractive yields and improving fundamentals has been supported by an expanding economy and, broadly speaking, a favorable bond environment. Near term, however, we were concerned that the FRB's program of measured increases in short-term interest rates, when combined with the inflationary effects of surging energy and commodity prices, would drive long-term interest rates higher. Consequently, we chose to place a greater emphasis on shorter to intermediate term maturities. Despite the upward pressure on shorter term interest rates by the FRB, long-term bonds actually advanced in price modestly during the year. Chairman of the FRB, Alan Greenspan, described this development as a "conundrum."

Another element of our strategy during 2005 was to improve the overall credit quality of the bond portfolio in anticipation of credit yield spreads potentially widening as the FRB's rising rate policy caused a slowing in the economy. In the corporate bond market, which has rallied over the past two and one-half years, credit yield spreads at the beginning of 2005 had narrowed to historically low levels. As a consequence of the above, we reduced the high yield component of the bond portfolio from over fifty percent to thirty-two percent by upgrading the credit ratings of our corporate bond holdings and eliminating the less promising high yield investments. We also introduced Treasury notes into the portfolio.

Going forward, our strategy remains focused on corporate bonds and dividend-paying stocks. If recent indications of a slowing economy prove to be true, the outlook for both of these sectors is favorable. However, we continue to monitor all of the important variables that will influence these sectors in the future. As usual, the indicators do not all point in the same direction. Inflation remains in check, moderated by intense global competition. Although economic activity continues to grow, with business investment gaining momentum, consumer spending and the housing market have been moderating. Despite these positives, the growing Federal budget deficit will remain a concern for the bond market. Further action by the FRB will be predicated upon its assessment of these considerations.

With the Treasury yield curve flat to slightly inverted and credit yield spreads remaining tight, the risks in the capital markets have been heightened. Nevertheless, we believe that a healthy economy will provide opportunities in corporate bonds and dividend-paying common stocks in 2006.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------

    LONG TERM FUND PERFORMANCE AS OF 12/31/05 (AVERAGE ANNUAL TOTAL RETURNS)

                             One Year     Five Years     Ten Years
                             --------     ----------     ---------
    Berwyn Income Fund        1.96%          9.82%         7.73%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN INCOME FUND SERIES ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BIF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BIF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
            BERWYN INCOME FUND, CITIGROUP HIGH YIELD COMPOSITE INDEX
                   AND CITIGROUP BROAD INVESTMENT GRADE INDEX


                               [GRAPHIC OMITTED]


Past performance is not predictive of future performance.



                              Citigroup High Yield   Citigroup Broad Investment
   Berwyn Income Fund (BIF)    Composite Index (HYC)       Grade Index (BIG)
   -----------------------    ---------------------  --------------------------
                  Ending                    Ending                   Ending
       Date       Balance        Date       Balance       Date       Balance
    ---------------------     ---------------------    ---------------------
    12/31/1995   $ 10,000     12/31/1995   $ 10,000    12/31/1995   $ 10,000
    12/31/1996     11,399     12/31/1996     11,124    12/31/1996     10,362
    12/31/1997     12,921     12/31/1997     12,711    12/31/1997     11,361
    12/31/1998     12,330     12/31/1998     13,225    12/31/1998     12,350
    12/31/1999     12,432     12/31/1999     13,389    12/31/1999     12,248
    12/31/2000     13,185     12/31/2000     12,525    12/31/2000     13,667
    12/31/2001     15,046     12/31/2001     13,144    12/31/2001     14,832
    12/31/2002     16,458     12/31/2002     12,511    12/31/2002     16,328
    12/31/2003     19,130     12/31/2003     16,549    12/31/2003     17,014
    12/31/2004     20,656     12/31/2004     18,363    12/31/2004     17,776
    12/31/2005     21,060     12/31/2005     18,746    12/31/2005     18,233





          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 BERWYN INCOME FUND AND LIPPER INCOME FUND INDEX


                               [GRAPHIC OMITTED]


Past performance is not predictive of future performance.


             Berwyn Income Fund (BIF)  Lipper Income Fund Index (LII)
             ------------------------  ------------------------------
                           Ending                        Ending
                Date       Balance           Date        Balance
             ---------------------        ----------------------

             12/31/1995  $  10,000        12/31/1995   $  10,000
             12/31/1996     11,399        12/31/1996      11,228
             12/31/1997     12,921        12/31/1997      13,300
             12/31/1998     12,330        12/31/1998      14,379
             12/31/1999     12,432        12/31/1999      15,077
             12/31/2000     13,185        12/31/2000      15,876
             12/31/2001     15,046        12/31/2001      15,984
             12/31/2002     16,458        12/31/2002      15,327
             12/31/2003     19,130        12/31/2003      17,766
             12/31/2004     20,656        12/31/2004      19,098
             12/31/2005     21,060        12/31/2005      19,787

THE BERWYN FUNDS
================================================================================

                               2005 ANNUAL REPORT
                            BERWYN CORNERSTONE FUND
                          A SERIES OF THE BERWYN FUNDS

January 23, 2006

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund's ("BCF") net asset value per share increased from $12.72 to $13.11 for the year ended December 31, 2005. Including a long-term capital gain of $0.28 per share and a short-term capital gain of $0.02 per share, the Fund's total return for the year was 5.40 percent.

BCF's relative performance was mixed for the year. While BCF outperformed the Dow Jones Industrial Average, up 1.72 percent, and the S&P 500, up 4.91 percent, the Fund did not perform as well as its primary benchmark, the S&P Midcap 400, which was up 12.56 percent.

--------------------------------------------------------------------------------

                            BERWYN CORNERSTONE FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                         DECEMBER 31, 2005 (UNAUDITED)

                                              Consumer Discretionary - 16.5%
                                              Consumer Staples - 8.2%
                                              Energy - 8.1%
                                              Financials - 7.7%
                                              Health Care - 6.8%
                                              Industrials - 15.3%
            {GRAPHIC OMITTED]                 Information Technology - 9.5%
                                              Materials - 4.5%
                                              Utilities - 5.5%
                                              iShares - 3.7%
                                              Mutual Funds - 3.4%
                                              Short-Term Investments - 10.8%

--------------------------------------------------------------------------------

Stocks that  contributed  the most to BCF's 2005 return  included TRW Automotive
(TRW),  which rose 37.50 percent after its purchase  last May,  Hewlett  Packard
(HPQ), up 38.29 percent and UNUM Provident (UNM), up 28.95 percent. Underperformers included Mattel (MAT), which declined 16.39% during 2005 and Pfizer, down 10.62 percent. We reduced our position in Mattel late in 2005 and are continuing to reduce the position in early 2006. Pfizer remains a holding in BCF as we continue to believe the fundamental position of the company is solid.

At this time last year we wrote that one of the most important considerations going into 2005 was whether or not stock prices would be justified by earnings results. The minor gains posted by most stock indices during 2005 would seem to indicate that corporate profits and market multiples were in balance. With market multiples at moderately high levels, corporate results were not strong enough to create a sustained move to higher prices. On an absolute basis, the economy continued to expand at a healthy pace and corporate earnings were strong. But this strength was, for the most part, already built into stock prices as we entered 2005.

The only major market sector that was able to maintain upward momentum throughout the year was the energy sector, which added to its 2004 move. Most energy stocks hit new 52-week highs during 2005. The momentum peaked during the August/September time frame during the after-effects of Hurricanes Katrina and Rita which devastated parts of the Southern U.S. critical to oil production, refining and importation.

The environment entering 2006 remains similar to that seen at the beginning of 2005. Multiples for most stocks are at levels that, while not extreme, leave little room for expansion. In such a situation, the growth expectations of the company must improve meaningfully to generate an upward move in its stock price. With this in mind, it will continue to be important to choose investments that offer an attractive risk-reward ratio, weighing growth prospects versus earnings multiples.

From a research standpoint, 2006 will be spent implementing strategies we feel are important to improving BCF's long term results. The management team of BCF is continually analyzing and evaluating the investment process. To this end, we are initiating two specific changes going into 2006. The first will be broadening the holdings of the Fund to include a larger group of stocks. While we believe it is important not to be overly diversified in order to leverage our research efforts, we feel that BCF as presently constructed may be too concentrated. During 2006 we anticipate increasing the number of holdings in BCF, a process that our research team has already begun.

We have also identified portfolio turnover as an area where change may be of value. The primary reason to increase turnover is that the percentage moves that are attainable in the mid- and large-cap markets tend to be smaller than in the small-cap area. Considering that it is more difficult for larger companies to grow at above average rates, it is important to ensure that BCF's portfolio has a steady supply of stocks with significant appreciation potential to replace stocks that have reached fair to overvalued status. Given that the moves in larger companies are, on average, smaller than other segments of the market, we believe that increasing portfolio turnover will prove to be beneficial. While the core value investment style and process of BCF has not changed, we believe the changes described above will lead to improving results over the longer-term.

We are appreciative of our shareholders' support and we look forward to reporting to you on BCF's progress throughout 2006.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------
    LONG TERM FUND PERFORMANCE AS OF 12/31/05 (AVERAGE ANNUAL TOTAL RETURNS)

                                  One Year          From Inception (5/01/02)
                                  --------          ------------------------
    Berwyn Cornerstone Fund        5.40%                     8.53%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS FOR BERWYN CORNERSTONE FUND SERIES ARE BEFORE TAXES AND ARE NET OF ALL EXPENSES, ADVISORY FEES AND COMMISSION CHARGES AND INCLUDE THE REINVESTMENT OF BCF'S DIVIDENDS AND DISTRIBUTIONS (TOTAL RETURN). ALL INDEX RETURNS LISTED HEREIN ALSO INCLUDE THE REINVESTMENT OF DIVIDENDS, DISTRIBUTIONS AND INTEREST (TOTAL RETURN). THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BCF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER MAY PAY ON THE REDEMPTION OF FUND SHARES OR FUND DISTRIBUTIONS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
              IN BERWYN CORNERSTONE FUND AND S&P MID-CAP 400 INDEX


                               [GRAPHIC OMITTED]


Past performance is not predictive of future performance.


               Berwyn Cornerstone Fund     S&P Mid-Cap 400 Index
               -----------------------     ---------------------

                              Ending                    Ending
                   Date       Balance        Date       Balance
                ---------------------     ---------------------
                  5/1/2002  $  10,000       5/1/2002   $  10,000
                12/31/2002      9,890     12/31/2002       8,048
                12/31/2003     11,580     12/31/2003      10,914
                12/31/2004     12,810     12/31/2004      12,713
                12/31/2005     13,502     12/31/2005      14,310

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
======================================================================================================
                                                                          BERWYN           BERWYN
                                                          BERWYN          INCOME        CORNERSTONE
                                                           FUND            FUND             FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities:
  At Market Value (Cost $162,279,339, $230,366,490
    and $4,691,079 for Berwyn Fund, Berwyn Income
    Fund and Berwyn Cornerstone Fund, respectively)
    (Note 2) .......................................   $ 185,059,286   $ 232,943,083    $   5,126,228
Cash ...............................................            --            19,642             --
Receivables:
  Dividends ........................................         189,783         160,808            7,832
  Interest .........................................            --         2,346,193             --
  Fund Shares Sold .................................       1,913,564         275,726           42,292
  Investment Securities Sold .......................          24,319            --               --
  Receivable from Advisor ..........................            --              --              5,590
Prepaid Expenses ...................................          20,684          17,349            6,917
Other Assets .......................................            --             1,331             --
                                                       -------------   -------------    -------------
  TOTAL ASSETS .....................................     187,207,636     235,764,132        5,188,859
                                                       -------------   -------------    -------------

LIABILITIES
Payables:
  Investment Securities Purchased ..................         689,184         416,956            4,818
  Fund Shares Redeemed .............................         611,362         470,819           21,587
  Accrued Investment Advisory Fees (Note 4) ........         157,540         101,136             --
  Accrued Administration Fees (Note 4) .............          22,900          28,600            3,070
Other Accrued Expenses and Liabilities .............          30,969          18,371           11,426
                                                       -------------   -------------    -------------
  TOTAL LIABILITIES ................................       1,511,955       1,035,882           40,901
                                                       -------------   -------------    -------------

NET ASSETS .........................................   $ 185,695,681   $ 234,728,250    $   5,147,958
                                                       =============   =============    =============

NET ASSETS CONSIST OF:
Paid-in Capital ....................................   $ 162,894,490   $ 237,122,304    $   4,713,730
Accumulated Net Investment Income ..................          13,781         113,149             --
Accumulated Net Realized Gains (Losses) ............           7,463      (5,083,796)            (921)
Net Unrealized Appreciation on Investment Securities      22,779,947       2,576,593          435,149
                                                       -------------   -------------    -------------
NET ASSETS .........................................   $ 185,695,681   $ 234,728,250    $   5,147,958
                                                       =============   =============    =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (No Par Value, Unlimited Authorized) .............       6,259,330      19,813,030          392,746
                                                       =============   =============    =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE .......   $       29.67   $       11.85    $       13.11
                                                       =============   =============    =============

MINIMUM REDEMPTION PRICE PER SHARE (NOTE 2) ........   $       29.37   $       11.73    $       12.98
                                                       =============   =============    =============


See Accompanying Notes to Financial Statements.



                                                                                                    17

THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
======================================================================================================
                                                                          BERWYN           BERWYN
                                                          BERWYN          INCOME        CORNERSTONE
                                                           FUND            FUND             FUND
------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends ........................................   $   1,376,334   $   3,095,775    $      73,124
  Interest .........................................         161,278       8,664,282              806
                                                       -------------   -------------    -------------
    Total Investment Income ........................       1,537,612      11,760,057           73,930
                                                       -------------   -------------    -------------
EXPENSES
  Investment Advisory Fees (Note 4) ................       1,102,076       1,161,817           39,925
  Administration Fees (Note 4) .....................         142,799         264,932           28,664
  Transfer Agent Fees ..............................          30,837          67,108           11,015
  Postage and Supplies .............................          33,110          61,229           10,822
  Professional Fees ................................          28,326          32,326           26,425
  Registration Fees ................................          30,467          28,244           14,051
  Custodian Fees ...................................          27,634          25,164            5,716
  Insurance ........................................           8,827          14,911              481
  Trustees' Fees and Expenses ......................           5,455           5,455            5,455
  Pricing Fees .....................................           3,462          10,772            1,715
  Other Expenses ...................................           3,160           5,455            1,754
                                                       -------------   -------------    -------------
    Total Expenses Before Reimbursement by Advisor .       1,416,153       1,677,413          146,023
    Less Expenses Waived and/or Paid by Advisor ....            --              --            (65,676)
                                                       -------------   -------------    -------------
      Net Expenses .................................       1,416,153       1,677,413           80,347
                                                       -------------   -------------    -------------

      Net Investment Income (Loss) .................         121,459      10,082,644           (6,417)
                                                       -------------   -------------    -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net Realized Gains from Sales
    of Investment Securities .......................      16,089,609       5,077,708          120,176
  Net Change in Net Unrealized Appreciation
    (Depreciation) on Investment Securities ........      (6,609,928)    (10,432,818)          97,389
                                                       -------------   -------------    -------------

Net Realized and Unrealized
  Gains (Losses) on Investments ....................       9,479,681      (5,355,110)         217,565
                                                       -------------   -------------    -------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .......................   $   9,601,140   $   4,727,534    $     211,148
                                                       =============   =============    =============


See Accompanying Notes to Financial Statements.

18

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================================
                                                                                       BERWYN                      BERWYN
                                                          BERWYN                       INCOME                   CORNERSTONE
                                                           FUND                         FUND                        FUND
                                                ------------------------------------------------------------------------------------
                                                    YEAR          YEAR           YEAR          YEAR          YEAR           YEAR
                                                    ENDED         ENDED          ENDED         ENDED         ENDED          ENDED
                                                  12/31/05      12/31/04       12/31/05      12/31/04      12/31/05       12/31/04
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS
  Net Investment Income (Loss) ................ $    121,459  $    (51,230)  $ 10,082,644  $  7,589,745  $     (6,417) $     (6,341)
  Net Realized Gains from
    Sales of Investment Securities ............   16,089,609     5,661,768      5,077,708     4,244,780       120,176        21,727
  Net Change in Net Unrealized Appreciation
    (Depreciation) on Investment Securities ...   (6,609,928)   10,733,611    (10,432,818)    1,269,704        97,389       182,949
                                                ------------  ------------   ------------  ------------  ------------  ------------
    Net Increase in Net Assets
      Resulting from Operations ...............    9,601,140    16,344,149      4,727,534    13,104,229       211,148       198,335
                                                ------------  ------------   ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income ..................     (107,678)         --      (10,048,532)   (7,720,514)         --            --
  From Realized Gains from Sales of Investments  (16,120,929)   (5,622,985)          --            --        (114,063)      (16,305)
                                                ------------  ------------   ------------  ------------  ------------  ------------
    Net Decrease in Net Assets
      Resulting from Distributions ............  (16,228,607)   (5,622,985)   (10,048,532)   (7,720,514)     (114,063)      (16,305)
                                                ------------  ------------   ------------  ------------  ------------  ------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from Shares Sold ...................  129,598,261    62,620,813     85,827,117    98,372,946     2,914,363       926,146
  Net Asset Value of Shares Issued in
    Reinvestment of Distributions
    to Shareholders ...........................   15,650,642     5,480,302      9,150,517     7,048,998       114,063        16,305
  Proceeds from Redemption
    Fees Collected (Note 2) ...................      225,854        67,737         64,036        77,831           572          --
  Shares Redeemed .............................  (68,079,966)  (15,745,670)   (60,606,930)  (40,653,566)     (297,246)      (47,914)
                                                ------------  ------------   ------------  ------------  ------------  ------------
    Net Increase in Net Assets from
      Capital Share Transactions ..............   77,394,791    52,423,182     34,434,740    64,846,209     2,731,752       894,537
                                                ------------  ------------   ------------  ------------  ------------  ------------

    Total Increase in Net Assets ..............   70,767,324    63,144,346     29,113,742    70,229,924     2,828,837     1,076,567

NET ASSETS
  Beginning of Year ...........................  114,928,357    51,784,011    205,614,508   135,384,584     2,319,121     1,242,554
                                                ------------  ------------   ------------  ------------  ------------  ------------
  End of Year ................................. $185,695,681  $114,928,357   $234,728,250  $205,614,508  $  5,147,958  $  2,319,121
                                                ============  ============   ============  ============  ============  ============

ACCUMULATED NET INVESTMENT INCOME ............. $     13,781  $       --     $    113,149  $     79,037  $       --    $       --
                                                ============  ============   ============  ============  ============  ============

CAPITAL SHARES ISSUED AND REDEEMED
  Sold ........................................    4,115,647     2,279,886      7,169,924     8,283,060       224,185        77,758
  Reinvested ..................................      521,862       188,781        770,685       594,423         8,661         1,283
  Redeemed ....................................   (2,346,441)     (589,761)    (5,081,953)   (3,455,146)      (22,480)       (3,987)
                                                ------------  ------------   ------------  ------------  ------------  ------------
  Net Increase from Fund Share Transactions ...    2,291,068     1,878,906      2,858,656     5,422,337       210,366        75,054
  Shares Outstanding, Beginning of Year .......    3,968,262     2,089,356     16,954,374    11,532,037       182,380       107,326
                                                ------------  ------------   ------------  ------------  ------------  ------------
  Shares Outstanding, End of Year .............    6,259,330     3,968,262     19,813,030    16,954,374       392,746       182,380
                                                ============  ============   ============  ============  ============  ============


See Accompanying Notes to Financial Statements.


BERWYN FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
======================================================================================================================
                                                                             YEARS ENDED
                                           ---------------------------------------------------------------------------
                                              12/31/05        12/31/04       12/31/03       12/31/02       12/31/01
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .....   $      28.96    $      24.78    $      17.23   $      20.07   $      16.52
                                           ------------    ------------    ------------   ------------   ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) .........           0.02           (0.01)          (0.03)          0.05           0.30
  Net Realized and Unrealized Gains
    (Losses) on Securities .............           3.48            5.64            8.66          (1.43)          4.46
                                           ------------    ------------    ------------   ------------   ------------
    Total Income (Loss) from
      Investment Operations ............           3.50            5.63            8.63          (1.38)          4.76
                                           ------------    ------------    ------------   ------------   ------------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income .          (0.02)           --              --            (0.06)         (0.24)
  Distributions from Net Realized Gains           (2.83)          (1.48)          (1.08)         (1.40)         (0.97)
                                           ------------    ------------    ------------   ------------   ------------
    Total Distributions ................          (2.85)          (1.48)          (1.08)         (1.46)         (1.21)
                                           ------------    ------------    ------------   ------------   ------------

PROCEEDS FROM REDEMPTION FEES
  COLLECTED (NOTE 2) ...................           0.06            0.03            --             --             --
                                           ------------    ------------    ------------   ------------   ------------

NET ASSET VALUE, END OF YEAR ...........   $      29.67    $      28.96    $      24.78   $      17.23   $      20.07
                                           ============    ============    ============   ============   ============

TOTAL RETURN ...........................          12.18%          22.83%          50.01%         (6.88%)        28.93%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000) ........   $    185,696    $    114,928    $     51,784   $     32,279   $     43,960

  Ratio of Total Expenses to Average
    Net Assets .........................           1.28%           1.20%           1.41%          1.29%          1.24%

  Ratio of Net Investment Income (Loss)
    To Average Net Assets ..............           0.11%          (0.08%)         (0.13%)         0.25%          1.32%

  Portfolio Turnover Rate ..............             31%             23%             23%            32%            37%

See Accompanying Notes to Financial Statements.



20

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS
======================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
======================================================================================================================
                                                                             YEARS ENDED
                                           ---------------------------------------------------------------------------
                                              12/31/05        12/31/04       12/31/03       12/31/02       12/31/01
---------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF YEAR .....   $      12.13    $      11.74    $      10.64   $      10.32   $       9.76
                                           ------------    ------------    ------------   ------------   ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income ................           0.51            0.51            0.57           0.62           0.74
  Net Realized and Unrealized Gains
    (Losses) on Securities .............          (0.28)           0.40            1.12           0.33           0.60
                                           ------------    ------------    ------------   ------------   ------------
    Total Income from
      Investment Operations ............           0.23            0.91            1.69           0.95           1.34
                                           ------------    ------------    ------------   ------------   ------------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income .          (0.51)          (0.53)          (0.59)         (0.63)         (0.78)
                                           ------------    ------------    ------------   ------------   ------------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2) ..............           0.00*           0.01            --             --             --
                                           ------------    ------------    ------------   ------------   ------------

NET ASSET VALUE, END OF YEAR ...........   $      11.85    $      12.13    $      11.74   $      10.64   $      10.32
                                           ============    ============    ============   ============   ============

TOTAL RETURN ...........................           1.96%           7.98%          16.23%          9.38%         14.12%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000) ........   $    234,728    $    205,615    $    135,385   $     79,146   $     48,341

  Ratio of Total Expenses to
    Average Net Assets .................           0.72%           0.64%           0.67%          0.71%          0.69%

  Ratio of Net Investment Income
    To Average Net Assets ..............           4.34%           4.54%           5.32%          6.16%          7.91%

  Portfolio Turnover Rate ..............             49%             48%             54%            39%            50%


* Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.


BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===========================================================================================================================
                                                       YEAR                YEAR              YEAR             PERIOD
                                                       ENDED               ENDED             ENDED             ENDED
                                                     12/31/05            12/31/04          12/31/03          12/31/02*
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $       12.72       $       11.58     $        9.89     $       10.00
                                                  -------------       -------------     -------------     -------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Loss .........................           (0.02)              (0.03)            (0.05)            (0.02)**
  Net Realized and Unrealized Gains
   (Losses) on Securities .....................            0.71                1.26              1.74             (0.09)**
                                                  -------------       -------------     -------------     -------------
   Total Income (Loss) from
     Investment Operations ....................            0.69                1.23              1.69             (0.11)
                                                  -------------       -------------     -------------     -------------

LESS DISTRIBUTIONS:
  Distributions from Net Realized Gains .......           (0.30)              (0.09)             --                --
                                                  -------------       -------------     -------------     -------------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2) .....................            0.00***             --                --                --
                                                  -------------       -------------     -------------     -------------

NET ASSET VALUE, END OF PERIOD ................   $       13.11       $       12.72     $       11.58     $        9.89
                                                  =============       =============     =============     =============

TOTAL RETURN ..................................            5.40%              10.62%            17.09%            (1.10%)##

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ...................   $   5,147,958       $   2,319,121     $   1,242,554     $      540,064

  Ratio of Total Expenses to Average Net Assets            3.63%               5.46%            11.30%             39.09%+

  Ratio of Net Expenses to Average Net Assets .            2.00%#              1.99%#            1.89%#             1.62%+#

  Ratio of Net Investment Loss
    to Average Net Assets .....................           (1.79%)             (3.85%)          (10.07%)           (38.30%)+

  Ratio of Net Investment Loss
    to Average Net Assets .....................           (0.16%)#            (0.38%)#          (0.66%)#           (0.83%)+#

  Portfolio Turnover Rate .....................              18%                  7%               27%                18%

*    Represents  the period from the  commencement  of operations  (May 1, 2002) through  December 31, 2002.

**   Per share data was  calculated  using average  shares  outstanding  for the period.

***  Amount rounds to less than $0.01 per share.

##   Not annualized

+    Annualized

#    After  payment of  expenses  by the  Advisor  and waiver of the  investment advisory fee.

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
================================================================================
   SHARES    COMMON STOCKS -- 80.8%                                   VALUE
--------------------------------------------------------------------------------
             AEROSPACE/DEFENSE -- 4.5%
    201,566  Ducommun, Inc. + .................................   $  4,305,450
    110,470  Esterline Technologies Corp. + ...................      4,108,379
                                                                  ------------
                                                                     8,413,829
                                                                  ------------
             AIRLINES -- 2.4%
    163,800  SkyWest, Inc. ....................................      4,391,478
                                                                  ------------

             APPLICATIONS SOFTWARE -- 1.7%
    172,786  EPIQ Systems, Inc. + .............................      3,193,085
                                                                  ------------

             BANKING -- 0.4%
     48,343  CFS Bankcorp, Inc. ...............................        691,305
                                                                  ------------

             BUILDING & CONSTRUCTION PRODUCTS -- 1.7%
    114,800  Drew Industries, Inc. + ..........................      3,236,212
                                                                  ------------

             COMMERCIAL PRINTING -- 5.1%
    132,820  Courier Corp. ....................................      4,542,444
    275,500  Ennis, Inc. ......................................      5,005,835
                                                                  ------------
                                                                     9,548,279
                                                                  ------------
             COMMUNICATION EQUIPMENT -- 2.0%
    337,902  Tollgrade Communications, Inc. + .................      3,689,890
                                                                  ------------

             COMPUTER - INTEGRATED SYSTEMS -- 7.9%
    213,300  Agilysys, Inc. ...................................      3,879,927
    173,650  Cohu, Inc. .......................................      3,962,693
    296,000  Neoware Systems, Inc. + ..........................      6,884,960
                                                                  ------------
                                                                    14,727,580
                                                                  ------------
             COMPUTER SERVICES -- 4.9%
    649,700  Ciber, Inc. + ....................................      4,288,020
    337,200  United Online, Inc. ..............................      4,791,612
                                                                  ------------
                                                                     9,079,632
                                                                  ------------
             CONSUMER PRODUCTS -- 5.2%
    144,500  Kenneth Cole Productions, Inc. - Class A .........      3,684,750
    189,000  Nautilus, Inc. ...................................      3,526,740
    181,100  Russell Corp. ....................................      2,437,606
                                                                  ------------
                                                                     9,649,096
                                                                  ------------
             ENERGY SERVICES -- 2.4%
    187,207  Gulf Island Fabrication, Inc. ....................      4,541,642
                                                                  ------------

             FINANCE - BROKERAGE -- 2.2%
    402,400  LaBranche & Co., Inc. + ..........................      4,068,264
                                                                  ------------

             FURNITURE MANUFACTURING -- 2.1%
    288,123  La-Z-Boy, Inc. ...................................      3,906,948
                                                                  ------------

             HEALTH CARE -- 2.5%
    121,500  LifePoint Hospitals, Inc. + ......................      4,555,035
                                                                  ------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 80.8% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES -- 2.4%
    221,100  RehabCare Group, Inc. + ..........................   $  4,466,220
                                                                  ------------

             INSURANCE -- 5.0%
    390,900  American Equity Investment Life Co. ..............      5,101,245
    122,973  FPIC Insurance Group, Inc. + .....................      4,267,163
                                                                  ------------
                                                                     9,368,408
                                                                  ------------
             MACHINERY MANUFACTURING -- 0.5%
     50,750  Hardinge, Inc. ...................................        875,438
                                                                  ------------

             MANUFACTURED HOUSING -- 0.2%
     28,500  Patrick Industries, Inc. + .......................        296,685
                                                                  ------------

             MEDICAL PRODUCTS & SERVICES -- 4.9%
    974,872  Microtek Medical Holdings, Inc. + ................      3,392,554
    121,226  Quidel Corp. + ...................................      1,303,180
    100,679  Vital Signs, Inc. ................................      4,303,020
                                                                  ------------
                                                                     8,998,754
                                                                  ------------
             METALS & MINING -- 2.0%
    164,950  Westmoreland Coal Co. + ..........................      3,777,355
                                                                  ------------

             OIL & GAS EXPLORATION & PRODUCTION -- 3.9%
    183,400  Callon Petroleum Co. + ...........................      3,237,010
    112,800  Southwestern Energy Co. + ........................      4,054,032
                                                                  ------------
                                                                     7,291,042
                                                                  ------------
             PRECISION INSTRUMENTS -- 1.6%
     87,984  MTS Systems Corp. ................................      3,041,607
                                                                  ------------

             REAL ESTATE INVESTMENT TRUSTS -- 2.2%
    294,600  Equity Inns, Inc. ................................      3,991,830
                                                                  ------------

             RETAIL - RESTAURANTS -- 2.4%
     94,600  IHOP Corp. .......................................      4,437,686
                                                                  ------------

             RUBBER & PLASTICS -- 2.0%
    250,500  Cooper Tire & Rubber Co. .........................      3,837,660
                                                                  ------------

             SPECIALTY CHEMICALS -- 4.2%
    269,200  Hercules, Inc. + .................................      3,041,960
    258,500  Sensient Technologies Corp. ......................      4,627,150
                                                                  ------------
                                                                     7,669,110
                                                                  ------------
             TRANSPORTATION -- 2.1%
     85,800  Yellow Roadway Corp. + ...........................      3,822,390
                                                                  ------------

             UTILITIES -- 2.4%
    276,500  Duquesne Light Holdings, Inc. ....................      4,512,480
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $127,299,558)...........   $150,078,940
                                                                  ------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
   SHARES    EXCHANGE TRADED FUNDS -- 1.4%                            VALUE
--------------------------------------------------------------------------------
     40,000  iShares Russell 2000 Value Index (Cost $2,636,235)   $  2,636,800
                                                                  ------------

================================================================================
    PAR
   VALUE     U.S. GOVERNMENT BONDS -- 9.2%                            VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY BILLS -- 9.2%
$ 8,000,000  discount, due 01/05/06 ...........................   $  7,996,924
  9,000,000  discount, due 01/12/06 ...........................      8,989,742
                                                                  ------------

             TOTAL U.S. GOVERNMENT BONDS (Cost $16,986,666) ...   $ 16,986,666
                                                                  ------------

================================================================================
   SHARES    SHORT-TERM INVESTMENTS -- 8.3%                           VALUE
--------------------------------------------------------------------------------

  7,678,440  First American Government Obligation Fund - Class Y  $  7,678,440
  7,678,440  First American Prime Obligation Fund - Class Y          7,678,440
                                                                  ------------

             TOTAL SHORT-TERM INVESTMENTS (Cost $15,356,880)...   $ 15,356,880
                                                                  ------------

             TOTAL INVESTMENTS -- 99.7% (Cost $162,279,339)....   $185,059,286

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%.....        636,395
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $185,695,681
                                                                  ============


+    Non-income producing security.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
================================================================================
   SHARES    COMMON STOCKS -- 24.1%                                   VALUE
--------------------------------------------------------------------------------
             AUTO & AUTO PARTS -- 0.9%
     39,800  DaimlerChrysler AG ...............................   $  2,030,994
                                                                  ------------

             BANKING -- 1.0%
    186,300  First Commonwealth Financial Corp. ...............      2,408,859
                                                                  ------------

             COMMERCIAL PRINTING -- 1.3%
    180,000  Ennis, Inc. ......................................      3,270,600
                                                                  ------------

             CONSUMER PRODUCTS -- 1.1%
     62,000  Coca-Cola Co. ....................................      2,499,220
                                                                  ------------

             CONTAINERS & PACKAGING -- 1.2%
     91,700  Sonoco Products Co. ..............................      2,695,980
                                                                  ------------

             DIVERSIFIED MANUFACTURING -- 0.6%
    122,761  Deswell Industries, Inc. .........................      1,311,088
                                                                  ------------

             FINANCIAL SERVICES -- 2.2%
     66,500  JPMorgan Chase & Co. .............................      2,639,385
    226,307  Medallion Financial Corp. ........................      2,545,954
                                                                  ------------
                                                                     5,185,339
                                                                  ------------
             FOOD PRODUCTS -- 2.0%
     84,500  Campbell Soup Co. ................................      2,515,565
     67,500  H.J. Heinz Co. ...................................      2,276,100
                                                                  ------------
                                                                     4,791,665
                                                                  ------------
             FOOD RETAILING -- 0.8%
     74,897  Ingles Markets, Inc. - Class A ...................      1,167,644
     17,900  Weis Markets, Inc. ...............................        770,416
                                                                  ------------
                                                                     1,938,060
                                                                  ------------
             METALS & MINING -- 1.0%
     64,949  Impala Platinum Holdings Ltd. - ADR ..............      2,396,618
                                                                  ------------

             OIL & GAS EXPLORATION & PRODUCTION -- 1.1%
     43,500  Chevron Corp. ....................................      2,469,495
                                                                  ------------

             PHARMACEUTICALS -- 3.1%
     43,100  AstraZeneca PLC - ADR ............................      2,094,660
     51,000  GlaxoSmithKline PLC - ADR ........................      2,574,480
    111,500  Pfizer, Inc. .....................................      2,600,180
                                                                  ------------
                                                                     7,269,320
                                                                  ------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.2%
     55,950  Hospitality Properties Trust .....................      2,243,595
     18,900  Town & Country Trust .............................        639,009
                                                                  ------------
                                                                     2,882,604
                                                                  ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS  (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 24.1% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             SPECIALTY CHEMICALS -- 1.9%
    155,664  Hawkins, Inc. ....................................   $  2,134,153
     52,600  Lubrizol Corp. (The) .............................      2,284,418
                                                                  ------------
                                                                     4,418,571
                                                                  ------------
             TELECOMMUNICATIONS EQUIPMENT-- 1.0%
    204,069  SpectraLink Corp. ................................      2,422,299
                                                                  ------------

             UTILITIES -- 3.7%
     60,400  Atmos Energy Corp. ...............................      1,580,064
     82,400  Cleco Corp. ......................................      1,718,040
     70,600  Great Plains Energy, Inc. ........................      1,973,976
     42,235  MGE Energy, Inc. .................................      1,432,189
     70,300  Vectren Corp. ....................................      1,909,348
                                                                  ------------
                                                                     8,613,617
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $52,360,106)               $ 56,604,329
                                                                  ------------

================================================================================
   SHARES    PREFERRED STOCKS -- 1.6%                                 VALUE
--------------------------------------------------------------------------------
             APPAREL -- 0.7%
     64,600  Tommy Hilfiger USA, Inc. PFD A ...................   $  1,631,796
                                                                  ------------

             REAL ESTATE INVESTMENT TRUSTS -- 0.9%
     17,100  Brandywine Realty Trust PFD C ....................        434,340
     50,600  Equity Inns, Inc. PFD B ..........................      1,296,372
     17,934  Highwoods Properties, Inc. PFD B .................        450,143
                                                                  ------------
                                                                     2,180,855
                                                                  ------------

             TOTAL PREFERRED STOCKS (Cost $3,827,784)..........   $  3,812,651
                                                                  ------------


================================================================================
   SHARES    EXCHANGE TRADED FUNDS -- 2.9%                            VALUE
--------------------------------------------------------------------------------
     62,300  iShares GS$ InvesTop Corporate Bond Fund
             (Cost $6,872,733).................................   $  6,704,726
                                                                  ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE     CORPORATE BONDS -- 61.4%                                 VALUE
--------------------------------------------------------------------------------
             BEVERAGES/ALCOHOL -- 0.7%
$   910,000  Constellation Brands, Inc. 8.625% 08/01/06 .......   $    923,650
    700,000  Constellation Brands, Inc. 8.00% 02/15/08 ........        729,750
                                                                  ------------
                                                                     1,653,400
                                                                  ------------
             CHEMICALS -- 0.4%
  1,000,000  Union Carbide Corp. 6.70% 04/01/09 ...............      1,033,343
                                                                  ------------

             COMPUTER - INTEGRATED SYSTEMS -- 2.2%
  5,007,000  Agilysys, Inc. 9.50% 08/01/06 ....................      5,079,456
                                                                  ------------

             CONSUMER STAPLES -- 1.4%
  1,425,000  Service Corp. Intl. 6.50% 03/15/08 ...............      1,439,250
    722,000  Service Corp. Intl. 7.70% 04/15/09 ...............        758,100
    899,000  Service Corp. Intl. 7.70% 04/15/09 ...............        943,950
                                                                  ------------
                                                                     3,141,300
                                                                  ------------
             CONTAINERS & PACKAGING -- 1.9%
  4,596,000  Silgan Holdings, Inc. 6.75% 11/15/13 .............      4,573,020
                                                                  ------------

             ELECTRICAL EQUIPMENT -- 3.3%
  1,631,000  FEI Co. 5.50% 08/15/08 CV ........................      1,614,690
  2,150,000  Itron, Inc. 7.75% 05/15/12 .......................      2,193,000
  3,833,000  Thomas & Betts Corp. 6.50% 01/15/06 ..............      3,833,809
                                                                  ------------
                                                                     7,641,499
                                                                  ------------
             ENERGY SERVICES -- 3.4%
  4,000,000  Constellation Energy Group 4.55% 06/15/15 ........      3,752,036
  4,588,000  Offshore Logistics, Inc. 6.125% 06/15/13 .........      4,289,780
                                                                  ------------
                                                                     8,041,816
                                                                  ------------
             EQUIPMENT RENTAL -- 0.4%
  1,000,000  Rent-A-Center, Inc. 7.50% 05/01/10 ...............        955,000
                                                                  ------------

             FINANCE -- 2.3%
  1,195,000  CIT Group, Inc. 4.75% 12/15/10 ...................      1,175,098
  2,000,000  CIT Group, Inc. 5.00% 02/13/14 ...................      1,956,310
  1,250,000  CIT Group, Inc. 5.125% 09/30/14 ..................      1,229,613
  1,000,000  Ford Motor Credit Corp. 7.375% 10/28/09 ..........        886,886
                                                                  ------------
                                                                     5,247,907
                                                                  ------------
             FINANCE - BROKERAGE SERVICES -- 0.6%
  1,500,000  Bear Stearns Cos., Inc. 3.25% 03/25/09 ...........      1,422,747
                                                                  ------------

             FOOD RETAILING -- 3.6%
  3,914,000  Ingles Markets, Inc. 8.88% 12/01/11 ..............      4,050,990
  4,430,000  Pantry, Inc. 7.75% 02/15/14 ......................      4,430,000
                                                                  ------------
                                                                     8,480,990
                                                                  ------------
             HEALTH CARE SERVICES -- 3.6%
  4,300,000  Humana, Inc. 6.30% 08/01/18 ......................      4,529,100
  3,913,000  Triad Hospitals, Inc. 7.00% 11/15/13 .............      3,922,783
                                                                  ------------
                                                                     8,451,883
                                                                  ------------

See Accompanying Notes to Financial Statements.
28

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE      CORPORATE BONDS -- 61.4% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
             HOTEL & GAMING -- 0.1%
$   271,000  Hilton Hotels Corp. 7.20% 12/15/09 ...............   $    284,558
                                                                  ------------

             INFORMATION SERVICES -- 1.0%
  2,070,000  Equifax, Inc. 6.90% 07/01/28 .....................      2,363,988
                                                                  ------------

             INSURANCE -- 1.6%
  2,010,000  CNA Financial Corp. 6.75% 11/15/06 ...............      2,036,992
  1,746,000  CNA Financial Corp. 6.60% 12/15/08 ...............      1,806,501
                                                                  ------------
                                                                     3,843,493
                                                                  ------------
             INTEGRATED OIL & GAS -- 0.5%
  1,175,000  ConocoPhillips 7.125% 03/15/08 ...................      1,231,152
                                                                  ------------

             MANUFACTURED HOUSING -- 1.9%
  4,493,000  Champion Enterprises, Inc. 7.625% 05/15/09 .......      4,504,232
                                                                  ------------

             MEDICAL PRODUCTS & SERVICES -- 3.1%
  3,555,000  Bausch & Lomb, Inc. 6.95% 11/15/07 ...............      3,661,949
  3,727,000  Omnicare, Inc. 6.125% 06/01/13 ...................      3,661,777
                                                                  ------------
                                                                     7,323,726
                                                                  ------------
             METAL FABRICATION -- 0.5%
  1,000,000  Alcoa, Inc. 6.00% 01/15/12 .......................      1,047,194
                                                                  ------------

             PHARMACEUTICALS -- 3.9%
  4,670,000  Caremark Rx, Inc. 7.375% 10/01/06 ................      4,749,614
  4,395,000  Valeant Pharmaceuticals Intl. 7.00% 12/15/11 .....      4,318,088
                                                                  ------------
                                                                     9,067,702
                                                                  ------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.1%
    604,000  Health Care REIT, Inc. 7.50% 08/15/07 ............        623,084
  2,000,000  Health Care REIT, Inc. 6.00%, 11/15/13 ...........      2,001,216
                                                                  ------------
                                                                     2,624,300
                                                                  ------------
             RESTAURANTS -- 1.9%
  3,500,000  Wendy's Intl., Inc. 6.20% 06/15/14 ...............      3,499,836
  1,000,000  Wendy's Intl., Inc. 7.00% 12/15/25 ...............      1,027,126
                                                                  ------------
                                                                     4,526,962
                                                                  ------------
             RETAIL INDUSTRY -- 1.6%
  3,500,000  J.C. Penney Co., Inc. 8.00% 03/01/10 .............      3,833,364
                                                                  ------------

             SEMI CONDUCTOR EQUIPMENT -- 0.9%
  2,110,000  Photronics, Inc. 4.75% 12/15/06 CV ...............      2,096,813
                                                                  ------------

             SPECIALTY CHEMICALS -- 0.8%
    112,000  Hercules, Inc. 6.60% 08/01/27 ....................        114,100
  1,790,000  Lubrizol Corp. 5.875% 12/01/08 ...................      1,821,411
                                                                  ------------
                                                                     1,935,511
                                                                  ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE     CORPORATE BONDS -- 61.4% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 8.4%
$   462,000  AT&T Corp. 7.75% 03/01/07 ........................   $    475,209
  1,893,000  AT&T Corp. 9.05% 11/15/11 ........................      2,095,220
  1,000,000  BellSouth Corp. 6.875% 10/15/31 ..................      1,097,710
  3,338,000  Cincinnati Bell, Inc. 8.375% 01/15/14 ............      3,283,757
  2,456,000  Comcast Corp. 5.30% 01/15/14 .....................      2,409,454
  3,157,000  GTE Northwest, Inc. 6.30% 06/01/10 ...............      3,222,662
  2,865,000  Nextel Communications, Inc. 7.375% 08/01/15 ......      3,023,486
  1,200,000  Sprint Capital Corp. 6.875% 11/15/28 .............      1,311,228
  1,664,000  TCI Communications, Inc. 7.80% 02/15/26 ..........      1,920,634
  1,077,000  Verizon Florida, Inc. 6.125% 01/15/13 ............      1,087,917
                                                                  ------------
                                                                    19,927,277
                                                                  ------------
             TOYS -- 1.8%
  2,035,000  Hasbro, Inc. 6.15% 07/15/08 ......................      2,084,711
  2,000,000  Hasbro, Inc. 6.60% 07/15/28 ......................      2,059,426
                                                                  ------------
                                                                     4,144,137
                                                                  ------------
             TRANSPORTATION -- 3.7%
  4,300,000  Southwest Airlines Co. 5.25% 10/01/14 ............      4,169,925
  4,145,000  Yellow Roadway Corp. 8.25% 12/01/08 ..............      4,421,260
                                                                  ------------
                                                                     8,591,185
                                                                  ------------
             UTILITIES -- 4.8%
  4,400,000  Black Hills Corp. 6.50% 05/15/13 .................      4,506,652
  1,000,000  PSEG Power, Inc. 6.375% 05/01/08 .................      1,028,228
    703,000  PSEG Power, Inc. 7.75% 04/15/11 ..................        778,348
  2,955,000  PSEG Power, Inc. 5.50% 12/01/15 ..................      2,933,479
  1,884,000  PSI Energy, Inc. 6.52% 03/15/09 ..................      1,961,372
                                                                  ------------
                                                                    11,208,079
                                                                  ------------

             TOTAL CORPORATE BONDS (Cost $145,603,889).........   $144,276,034
                                                                  ------------


================================================================================
    PAR
   VALUE     U.S. GOVERNMENT BONDS -- 7.2%                            VALUE
--------------------------------------------------------------------------------
             U.S. TREASURY BONDS -- 2.2%
$ 3,000,000  7.50% 11/15/16 ...................................   $  3,768,282
  1,000,000  9.00% 11/15/18 ...................................      1,429,688
                                                                  ------------
                                                                     5,197,970
                                                                  ------------
             U.S. TREASURY NOTES -- 5.0%
  3,000,000  3.375% 02/15/08 ..................................      2,938,242
  3,000,000  3.375% 10/15/09 ..................................      2,896,992
  3,000,000  4.00% 11/15/12 ...................................      2,935,431
  3,000,000  4.00% 02/15/15 ...................................      2,908,593
                                                                  ------------
                                                                    11,679,258
                                                                  ------------

             TOTAL U.S. GOVERNMENT BONDS (Cost $17,033,586)....   $ 16,877,228
                                                                  ------------

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     SHORT-TERM INVESTMENTS -- 2.0%                          VALUE
--------------------------------------------------------------------------------
  2,334,058  First American Government Obligation Fund - Class Y  $  2,334,058
  2,334,057  First American Prime Obligation Fund - Class Y ...      2,334,057
                                                                  ------------

             TOTAL SHORT-TERM INVESTMENTS (Cost $4,668,115)....   $  4,668,115
                                                                  ------------

             TOTAL INVESTMENTS -- 99.2% (Cost $230,366,490)....   $232,943,083

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%.....      1,785,167
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $234,728,250
                                                                  ============


PFD  Preferred Stock

ADR  American Depositary Receipt sponsored by a U.S. depositary bank.

CV   Convertible Security

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
================================================================================
   SHARES    COMMON STOCKS -- 81.7%                                   VALUE
--------------------------------------------------------------------------------
             AEROSPACE/DEFENSE -- 3.5%
      1,590  General Dynamics Corp. ...........................   $    181,339
                                                                  ------------

             AUTO & AUTO PARTS -- 3.7%
      7,250  TRW Automotive Holdings Corp. + ..................        191,038
                                                                  ------------

             COMPUTERS & PERIPHERALS -- 4.5%
      8,075  Hewlett-Packard Co. ..............................        231,187
                                                                  ------------

             CONSUMER PRODUCTS -- 2.7%
      8,605  Mattel, Inc. .....................................        136,131
                                                                  ------------

             ELECTRIC COMPONENTS - SEMI-CONDUCTORS -- 3.9%
      6,070  QLogic Corp. + ...................................        197,336
                                                                  ------------

             ENERGY -- 3.9%
      5,000  Noble Energy, Inc. ...............................        201,500
                                                                  ------------

             FINANCIAL SERVICES -- 3.5%
      3,825  Webster Financial Corp. ..........................        179,392
                                                                  ------------

             FOOD PRODUCTS -- 5.9%
      5,955  Cambell Soup Co. .................................        177,280
      3,775  H.J. Heinz Co. ...................................        127,293
                                                                  ------------
                                                                       304,573
                                                                  ------------
             FURNITURE MANUFACTURING -- 3.4%
      4,705  Ethan Allen Interiors, Inc. ......................        171,874
                                                                  ------------

             INSURANCE -- 4.1%
      9,485  UnumProvident Corp. ..............................        215,784
                                                                  ------------

             INTEGRATED OIL & GAS -- 4.2%
      3,805  Chevron Corp. ....................................        216,010
                                                                  ------------

             MEDICAL PRODUCTS & SERVICES -- 3.4%
      4,705  Baxter International, Inc. .......................        177,143
                                                                  ------------

             PHARMACEUTICALS -- 3.3%
      7,350  Pfizer, Inc. .....................................        171,402
                                                                  ------------

             RETAIL INDUSTRY-- 10.5%
      2,630  Best Buy Co., Inc. ...............................        114,352
      5,115  BJ's Wholesale Club, Inc. + ......................        151,199
      8,045  Saks, Inc. + .....................................        135,639
      4,830  Talbots, Inc. (The) ..............................        134,371
                                                                  ------------
                                                                       535,561
                                                                  ------------

             RETAIL - PHARMACY-- 2.2%
     33,070  Rite Aid Corp. + .................................        115,084
                                                                  ------------

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES    COMMON STOCKS -- 81.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
             SPECIALTY CHEMICALS -- 4.5%
      5,305  Lubrizol Corp. (The) .............................   $    230,396
                                                                  ------------

             TRANSPORTATION -- 4.7%
      4,785  CSX Corp. ........................................        242,934
                                                                  ------------

             TRAVEL -- 1.1%
      2,350  Sabre Holdings Corp. - Class A ...................         56,659
                                                                  ------------

             UTILITIES -- 5.5%
      1,960  Dominion Resources, Inc. .........................        151,312
      2,990  Progress Energy, Inc. ............................        131,321
                                                                  ------------
                                                                       282,633
                                                                  ------------
             WASTE MANAGEMENT -- 3.2%
      5,475  Waste Management, Inc. ...........................        166,166
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $3,830,832).............   $  4,204,142
                                                                  ------------

================================================================================
   SHARES    EXCHANGE TRADED FUNDS -- 7.1%                            VALUE
--------------------------------------------------------------------------------
      2,705  iShares S&P MidCap 400/BARRA Value Index Fund ....   $    190,892
      1,305  Midcap SPDR Trust Series 1 .......................        175,679
                                                                  ------------

             Total EXCHANGE TRADED FUNDS (Cost $304,732).......   $    366,571
                                                                  ------------


================================================================================
   SHARES    SHORT-TERM INVESTMENTS -- 10.8%                          VALUE
--------------------------------------------------------------------------------
    277,758  First American Government Obligation Fund - Class Y  $    277,758
    277,757  First American Prime Obligation Fund - Class Y....        277,757
                                                                  ------------

             TOTAL SHORT-TERM INVESTMENTS (Cost $555,515)......   $    555,515
                                                                  ------------

             TOTAL INVESTMENTS -- 99.6% (Cost $4,691,079)......   $  5,126,228

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%.....         21,730
                                                                  ------------

             NET ASSETS -- 100.0%..............................   $  5,147,958
                                                                  ============


+    Non-income producing security.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
================================================================================

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of The Berwyn Funds (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund's primary investment objective is to achieve long-term appreciation; current income is a secondary consideration.

Berwyn Income Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund's investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies used in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: The Funds' securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees.

SHARE VALUATION: The net asset value of each Fund is determined daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Funds is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the year ended December 31, 2005, proceeds from redemption fees totaled $225,854, $64,036 and $572, respectively, for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2005
================================================================================

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and differing book/tax treatment of short-term capital gains.

COMMON EXPENSES: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

FEDERAL INCOME TAXES: It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2005:

                                                          BERWYN        BERWYN
                                           BERWYN         INCOME     CORNERSTONE
                                            FUND           FUND          FUND
                                        ------------  -------------  -----------
Purchases of investment securities .... $ 81,069,733  $ 128,315,879  $ 2,892,882
                                        ============  =============  ===========

Proceeds from sales and maturities
  of investment securities ............ $ 32,177,175  $ 106,765,409  $   641,111
                                        ============  =============  ===========

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2005
================================================================================

4. TAX MATTERS

The tax character of dividends paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                           -----------------------------------------------------
                              YEAR       ORDINARY     LONG-TERM        TOTAL
                             ENDED        INCOME    CAPITAL GAINS  DISTRIBUTIONS
--------------------------------------------------------------------------------
Berwyn Fund .............. 12/31/2005  $   213,647  $ 16,014,960    $16,228,607
                           12/31/2004  $       --   $  5,622,985    $ 5,622,985
--------------------------------------------------------------------------------
Berwyn Income Fund ....... 12/31/2005  $10,048,532  $       --      $10,048,532
                           12/31/2004  $ 7,720,514  $       --      $ 7,720,514
--------------------------------------------------------------------------------
Berwyn Cornerstone Fund .. 12/31/2005  $     8,746  $   105,317     $   114,063
                           12/31/2004  $       --   $    16,305     $    16,305
--------------------------------------------------------------------------------

The tax character of distributable earnings (accumulated deficit) at December 31, 2005 was as follows:

                                                                          BERWYN            BERWYN
                                                          BERWYN          INCOME         CORNERSTONE
                                                           FUND            FUND              FUND
                                                       -------------   -------------    -------------
Tax Cost of Portfolio Invesments ...................   $ 162,300,880   $ 230,384,279    $   4,692,777
                                                       =============   =============    =============
Gross Unrealized Appreciation ......................   $  28,673,167   $   7,755,661    $     577,897
Gross Unrealized Depreciation ......................      (5,914,761)     (5,196,857)        (144,446)
                                                       -------------   -------------    -------------
Net Unrealized Appreciation on Investments .........      22,758,406       2,558,804          433,451
Undistributed Ordinary Income ......................          23,728         113,149             --
Undistributed Long-Term Gains ......................          19,057            --                777
Capital Loss Carryforwards .........................            --        (5,066,007)            --
                                                       -------------   -------------    -------------
Total Distributable Earnings (Accumulated Deficit) .   $  22,801,191   $  (2,394,054)   $     434,228
                                                       =============   =============    =============

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2005, Berwyn Income Fund had a capital loss carryforward of $5,066,007, which expires on December 31, 2009. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2005, Berwyn Income Fund utilized capital loss carryforwards of $5,060,321 to offset current year realized gains.

During the year ended December 31, 2005, Berwyn Cornerstone Fund reclassified net investment losses of $6,417 against Accumulated Net Realized Gains on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2005
================================================================================

5. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by The Killen Group, Inc. (the "Advisor") under the terms of an Investment Advisory Agreement (the "Advisory Agreements"). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.0%, 0.5% and 1.0%, respectively, of their average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to the Berwyn Cornerstone Fund, for the year ended December 31, 2005, the Advisor contractually agreed to reduce its fees whenever the Fund's ratio of expenses to average net assets exceeds 2.0%. In addition, the Advisor has decided to pay certain expenses of the Fund so that the Fund may maintain a ratio of expenses to average net assets of 2.0%. The Advisor may, however, discontinue payment of these expenses at any time. For the year ended December 31, 2005, the Advisor waived its entire investment advisory fee of $39,925 and reimbursed other Fund expenses totaling $25,751.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 205,602 shares, 129,690 shares and 64,481 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2005.

During the year ended December 31, 2005, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $157,931, $144,738 and $14,569, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds' aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2005
================================================================================
6. COMMITMENTS AND CONTINGENCIES
The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. SUBSEQUENT EVENT
The Advisor recommended to the Board of Trustees of the Trust, and the Board approved, effective as of the close of business on January 6, 2006, that the Berwyn Fund be closed to new investors and shares of the Fund will only be offered to: (1) persons who already hold shares of the Fund directly or through accounts maintained by brokers pursuant to arrangements with the Advisor; (2) participants in a retirement program or pension plan which has a relationship with the Fund; (3) persons who are clients of consultants, intermediaries or advisors which have an existing contractual relationship with the Fund or the Advisor; and (4) trustees/directors, officers and employees of the Advisor, the Fund and their affiliates, and their respective spouses, parents and children.

THE BERWYN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Berwyn Funds
Berwyn, Pennsylvania

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period in the two-year period ended December 31, 2002 were audited by other auditors whose report dated February 26, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                        BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
January 24, 2006

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Funds' costs in two ways:

Actual Fund Return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Funds' actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% Return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds' costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the current period and the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (CONTINUED) (UNAUDITED)
================================================================================

                                                        BEGINNING         ENDING
                                                      ACCOUNT VALUE    ACCOUNT VALUE    EXPENSES PAID
                                                       JULY 1, 2005  DECEMBER 31, 2005  DURING PERIOD*
                                                       ------------  -----------------  -------------
BERWYN FUND
Based on Actual Fund Return ........................   $   1,000.00   $    1,092.40      $      7.01
Based on Hypothetical 5% Return (before expenses) ..   $   1,000.00   $    1,018.50      $      6.77

BERWYN INCOME FUND
Based on Actual Fund Return ........................   $   1,000.00   $    1,016.00      $      3.96
Based on Hypothetical 5% Return (before expenses) ..   $   1,000.00   $    1,021.27      $      3.97

BERWYN CORNERSTONE FUND
Based on Actual Fund Return ........................   $   1,000.00   $    1,012.60      $     10.15
Based on Hypothetical 5% Return (before expenses) ..   $   1,000.00   $    1,015.12      $     10.16

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Berwyn Fund                     1.33%
                 Berwyn Income Fund              0.78%
                 Berwyn Cornerstone Fund         2.00%


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended December 31, 2005. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate $213,647, $2,786,421 and $8,912, respectively, as Qualified Dividend Income, which may be subject to a maximum tax rate of 15%.

Berwyn  Fund  and  Berwyn  Income  Fund  designate   $16,014,960  and  $105,317,
respectively,  as long-term capital gains distributions paid during the year.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

----------------------------------------------------------------------------------------------------------
                                                               Position Held              Length of
Trustee             Address                          Age       with the Trust             Time Served
----------------------------------------------------------------------------------------------------------
*Robert E. Killen   1199 Lancaster Avenue             65       President and Trustee      Since
                    Berwyn, PA  19312                                                     February 1983**
----------------------------------------------------------------------------------------------------------
 Denis P. Conlon    1199 Lancaster Avenue             58       Trustee                    Since
                    Berwyn, PA  19312                                                     June 1992**
----------------------------------------------------------------------------------------------------------
 Deborah D. Dorsi   1199 Lancaster Avenue             50       Trustee                    Since
                    Berwyn, PA  19312                                                     April 1998**
----------------------------------------------------------------------------------------------------------
*Kevin M. Ryan      1199 Lancaster Avenue             57       Vice President and Chief   Since
                    Berwyn, PA  19312                          Compliance Officer         October 2004***
----------------------------------------------------------------------------------------------------------
 Robert G. Dorsey   225 Pictoria Drive, Suite 450,    49       Vice President             Since
                    Cincinnati, OH 45246                                                  April 2005
----------------------------------------------------------------------------------------------------------
 Mark J. Seger      225 Pictoria Drive, Suite 450,    44       Treasurer                  Since
                    Cincinnati, OH 45246                                                  April 2005
----------------------------------------------------------------------------------------------------------
 John F. Splain     225 Pictoria Drive, Suite 450,    49       Secretary                  Since
                    Cincinnati, OH 45246                                                  April 2005
----------------------------------------------------------------------------------------------------------

* Robert E. Killen and Kevin M. Ryan are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.
** Reflects length of time served as a Trustee to the Trust and as a Director of the Trust's predecessor entities, prior to the reorganization in April 1999.
*** Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and sole shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

Denis P. Conlon is President and Chief Executive Officer of CRC Industries (a worldwide manufacturer).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel and Chief Compliance Officer to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing  Director  of Ultimus  Fund  Solutions,  LLC (the
Trust's  administrator)  and  Ultimus  Fund  Distributors,   LLC  (a  registered
broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and Executive Officers may be found in the Funds' Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-992-6757.
42

THE BERWYN FUNDS
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Denis P. Conlon. Mr. Conlon is "independent" for purposes of this Item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,500 and $27,800 with respect to the registrant's fiscal years ended December 31, 2005 and 2004, respectively.

     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $3,000 with respect to the registrant's fiscal years ended December 31, 2005 and 2004, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

     (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) During the fiscal years ended December 31, 2005 and 2004, aggregate non-audit fees of $6,000 and $3,000, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto





Exhibit 99.CODE ETH      Code of Ethics

Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   The Berwyn Funds
             ---------------------------------------------------------



By (Signature and Title)*    /s/ Robert E. Killen
                           -------------------------------------------

                           Robert E. Killen, President

Date          February 27, 2006
      ------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*    /s/ Robert E. Killen
                           -------------------------------------------

                           Robert E. Killen, President

Date          February 27, 2006
      ------------------------------------





By (Signature and Title)*    /s/ Mark J. Seger
                           -------------------------------------------

                           Mark J. Seger, Treasurer

Date          February 27, 2006
      ------------------------------------



* Print the name and title of each signing officer under his or her signature.